Exhibit 4.1

COMMON STOCK	COMMON STOCK
ARCHIPELAGO LEARNING, INC.
CUSIP 03956P 102
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
Is the record holder of
FULLY PAID AND NON-assessable shares of common stock, $0.001 PAR VALUE PER SHARE, OF
ARCHIPELAGO LEARNING, INC.
Transferable on the books of the Corporation by the person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

COUNTERSIGNED AND REGISTERED:

President and Chief Executive Officer

American Stock Transfer and Trust Company, LLC
	[SEAL]	TRANSFER AGENT AND REGISTRAR.
By:

Executive Vice President, Chief Financial Officer and Secretary		AUTHORIZED SIGNATURE

ARCHIPELAGO LEARNING, INC.
     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —		Custodian
	(Cust)		(Minor)

under Uniform Gifts to Minors Act

(State)

UNIF TRF MIN ACT —	Custodian (until age
)

	(Cust)		(Minor)

under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

     For Value Received,                                                               hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFYING
NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Of the ___ Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Date

Signature

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed:

SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

3